CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 2-75503 on Form N-1A of our reports dated February 23, 2021, relating to the financial statements and financial highlights of Great-West Funds, Inc. (the “Funds”), including Great-West Government Money Market Fund, Great-West U.S. Government Securities Fund, Great-West Bond Index Fund, Great-West S&P Small Cap 600® Index Fund, Great-West High Yield Bond Fund, Great-West Large Cap Growth Fund, Great-West International Growth Fund, Great-West Core Bond Fund, Great-West International Value Fund, Great-West S&P 500® Index Fund, Great-West Mid Cap Value Fund, Great-West Ariel Mid Cap Value Fund, Great-West Small Cap Value Fund, Great-West Multi-Sector Bond Fund, Great-West Large Cap Value Fund, Great-West Short Duration Bond Fund, Great-West T. Rowe Price Mid Cap Growth Fund, Great-West Global Bond Fund, Great-West S&P Mid Cap 400® Index Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West Small Cap Growth Fund, Great-West Inflation-Protected Securities Fund, Great-West Emerging Markets Equity Fund, Great-West Aggressive Profile Fund, Great-West Moderately Aggressive Profile Fund, Great-West Moderate Profile Fund, Great-West Moderately Conservative Profile Fund, Great-West Conservative Profile Fund, Great-West Lifetime 2015 Fund, Great-West Lifetime 2020 Fund, Great-West Lifetime 2025 Fund, Great-West Lifetime 2030 Fund, Great-West Lifetime 2035 Fund, Great-West Lifetime 2040 Fund, Great-West Lifetime 2045 Fund, Great-West Lifetime 2050 Fund, Great-West Lifetime 2055 Fund, Great-West Lifetime 2060 Fund, Great-West SecureFoundation® Balanced Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West SecureFoundation® Lifetime 2035 Fund, Great-West SecureFoundation® Lifetime 2045 Fund, Great-West SecureFoundation® Lifetime 2055 Fund, Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, Great-West SecureFoundation® Lifetime 2050 Fund, Great-West SecureFoundation® Lifetime 2060 Fund, and Great-West SecureFoundation® Balanced ETF Fund, appearing in the corresponding Annual Reports on Forms N-CSR of the Funds for the year ended December 31, 2020, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 28, 2021